UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 3, 2006
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 West Jackson Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CSB Bancorp, Inc.
Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On March 3, 2006 John J. Limbert, Director, President and Chief Executive Officer of CSB Bancorp, Inc. resigned from all the aforementioned positions with the Company. The resignation was not related to any disagreement between Mr. Limbert and the Company on any matter.
     Effective on the same date, the Board appointed Rick L. Ginther as interim Chief Executive Officer of CSB Bancorp, Inc. and The Commercial and Savings Bank. Mr. Ginther joined the Company in July 2003 as its Chief Lending Officer and has over 30 years of banking experience in various banking capacities in Northeast Ohio.
Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.
(c) Exhibits: 99.1 Press Release dated March 3, 2006
SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

CSB BANCORP, INC.

	By:	/s/ Paula J. Meiler

Date: March 3, 2006		Senior Vice President and Chief Financial Officer